UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 10, 2007

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 – Other Events

On April 10, 2007, IRIS International, Inc. President and Chief Executive Officer Cesar Garcia, along with Chief Technology Officer Dr. Thomas H. Adams and Iris Diagnostics President Thomas Warekois, made a presentation to analysts and other select members of the investment community at a luncheon meeting in New York.

The presentation, which streamed live beginning at 12:45 p.m. Eastern time on April 10, 2007, is archived on our website at www.proiris.com and on our Investor Relations page at http://www.proiris.com/aboutus/investorrelations.php3. The presentation will be available at these locations until on or around July 10, 2007.

A copy of a press release about the presentation is attached hereto as Exhibit 99.1. Additionally, copies of the slides used in the presentation are attached hereto as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release, dated April 10, 2007, published by IRIS International, Inc.

99.2	Copies of Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: April 12, 2007	By:	/s/ César M. García
César M. García
President and Chief Executive Officer

3